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                                                                    EXHIBIT 23.1


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference into the previously filed Registration Statement on Form S-8 (No. 333-4650) of SpectraLink Corporation of our report dated January 31, 1997 included in this Form 10-KSB.



/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP
Denver, Colorado,
March 21, 1997